UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2013, Causeway Global Value Fund’s Institutional Class returned 7.5% and the Investor Class returned 7.4%, compared to 10.7% for the MSCI World Index (World Index). The average annual total return of the Fund’s Institutional Class since inception on April 29, 2008, is 1.6% compared to 1.8% for the World Index. The average annual total return of the Fund’s Investor Class shares since inception on January 31, 2011, is 5.6% compared to 7.4% for the World Index.

Performance Review

Persistent monetary support drove global equities higher during the six month period ended March 31, 2013. Bank of Japan (BoJ) Governor Kuroda pledged to do “whatever it takes” to pull the economy out of deflation in his first Diet testimony, echoing the July 2012 statements of European Central Bank (ECB) President Mario Draghi before he unveiled the Outright Monetary Transactions (OMT) policy. The OMT has been such a powerful tool that the ECB achieved a huge easing in domestic financial conditions without having to buy any bonds. It is important to keep in mind that the OMT is not an unconditional program. Rather, it relies on peripheral countries willing and able to meet the requirements that the ECB imposes in exchange for its support. The BoJ, under the new administration, is attempting to create inflationary expectations to stimulate demand-led growth. The hope is that consumers, accustomed to price deflation, will reverse their longstanding behavior and in short order become profligate in anticipation of rising prices. Such an experiment is unproven and fraught with challenges, especially given the staggeringly high level of Japanese government debt. Japan’s gross debt is approximately 210% of gross domestic product and rising.

Currency exchange rates proved to be a headwind for US dollar-based investors’ overseas assets — the US dollar appreciated dramatically versus the Japanese yen, and to a lesser degree versus the British pound. The best performing developed equity markets this period included Greece, Switzerland, Japan, Australia, and Finland. The biggest laggards included Italy (the only developed equity market in negative territory), Norway, Canada and Israel, as well as one market that is not a World Index constituent but is part of our investable universe: South Korea. The best performing sectors in the World Index were consumer discretionary, financials, healthcare, and industrials. The worst performing sectors were materials, information technology, telecommunication services, and energy.

Due to several stock-specific detractors, the Fund underperformed the MSCI World Index during the period. Fund holdings in the software & services, consumer services, transportation, energy, and capital goods industry groups detracted the most from the relative performance of the Fund versus the World Index. Fund holdings in the materials, diversified financials, telecommunication services, and media industry groups as well as having no exposure to the technology hardware & equipment industry group contributed to relative performance.

The largest individual detractors from absolute performance over the period included for-profit education provider, Apollo Group (United States), money transfer company, Western Union (United

2	Causeway Global Value Fund

States), mail and parcel delivery provider, PostNL (Netherlands), oil & gas exploration & production company, BG Group (United Kingdom), and infrastructure engineer & construction company, Balfour Beatty (United Kingdom). The top individual contributors to absolute performance included financial services exchange, NasdaqOMX (United States), media & publishing company, Reed Elsevier (Netherlands), automobile manufacturer, Toyota Motor (Japan), Barclays Bank (United Kingdom), and energy exploration & production company, Anadarko (United States).

Significant Portfolio Changes

Several new positions were initiated during the period. Some of the more significant new holdings are two integrated energy producers, Royal Dutch Shell (United Kingdom) and BG Group (United Kingdom), Fairfax Financial (Canada), and automobile & truck manufacturer, Daimler (Germany). In addition, we added to several existing positions as their risk-adjusted upside ranked more competitively. Notable increased exposures to existing positions included mobile telecommunication services provider, Vodafone (United Kingdom) and energy services company, Petrofac (United Kingdom). Reductions in specific holdings typically occur because the risk-adjusted expected return no longer ranks competitively relative to other investment candidates. The most significant sales during the period included plant construction engineer, JGC Corp (Japan), low voltage electronics manufacturer, Legrand (France), appliance manufacturer, Whirlpool (United States), auto insurer, Progressive (United States), and automobile manufacturer, Honda Motor (Japan).

Investment Outlook

Our risk-adjusted ranking of the most attractive Causeway Global Value Fund candidates indicates a more muted return for developed markets equities in 2013 versus 2012. In addition to scouring industries for laggards with restructuring potential, we are working to position the Fund for any pullback in markets. Our proprietary risk model generates a forecast of the prospective risk, defined as beta (or sensitivity to the benchmark index), of the Fund’s portfolio. We have reduced this prospective beta modestly and can take portfolio prospective beta even lower if this rally leads investors to indiscriminately buy stocks without adequate valuation support.

The current surge in Japanese equities is a consequence of the yen’s decline and the anticipation of aggressive monetary policy from the BoJ. In our opinion, for Japanese equities to sustain their momentum, the country needs deep-seated structural reform, including fiscal and tax reforms, liberalization of trade and labor markets, and de-regulation. Absent meaningful reform that leads to sustainably higher returns on employed capital, today’s Japanese equity market rally may prove to be a warm weekend in a long winter, and again disappoint investors. We remain committed to investing in stocks globally based on valuation and the fundamental underpinnings of companies’ operating profitability. To the extent that we can convince ourselves that management of Japanese companies will improve meaningfully, causing higher returns on capital to accrue to minority shareholders, we will

Causeway Global Value Fund	3

willingly participate. Absent that reform, we will not take the risk of investing in a momentum-led rally that appears unsustainable over the long-term. Instead, we are finding some of the most compelling risk-adjusted opportunities in sectors which have lagged the substantial recovery of global equity markets since bottoming in March 2009. Two sectors where we remain meaningfully overweight compared to the benchmark include energy and industrials.

Regardless of stock markets’ levels, restructuring opportunities invariably appear in our weekly screens. Among other things, we look for newly-hired senior management that is focused on shedding underperforming units and restoring value accretion (generating returns above the cost of capital). As long as these lagging companies have the financial wherewithal to withstand competitive pressures and pay shareholders with cash dividends, we can wait patiently for the new strategy to take hold. In addition to seeking competitive returns, we strive to manage overall portfolio volatility (defined as the standard deviation of returns). Our primary tool to manage risk comes from portfolio diversification across an array of risk factors. We are confident our investment process, combining fundamental and quantitative analysis, should continue to benefit the Fund over full market cycles.

Additional Portfolio Managers

Effective April 1, 2013, we promoted Foster Corwith and Alessandro Valentini to portfolio manager for the Fund and the investment adviser’s international and global value equity clients. Mr. Corwith is a director of the investment adviser and is responsible for research in the global industrials and consumer sectors. Mr. Corwith joined the firm in July 2006. During the summer of 2005, Mr. Corwith was a research associate at Deutsche Asset Management, where he was responsible for researching consumer staples companies. From 2003 to 2004, Mr. Corwith was a project manager in the Corporate Services group of The Bank of New York, where he oversaw the integration of trading platforms for 200 broker-dealer clients acquired during the firm’s merger with Mellon Financial. From 2001-2003, Mr. Corwith was an analyst in Credit Suisse First Boston’s prime brokerage unit, where he worked as a liaison between the group’s security lending, technology, and account management groups. From 2000-2001, Mr. Corwith was a management trainee at Donaldson Lufkin & Jenrette, working with the equity research team. Mr. Corwith has an MBA from the University of Chicago, a BA, cum laude, from Tufts University, and is a CFA charterholder.

Alessandro Valentini is a director of the investment adviser and is responsible for research in the global health care and financials sectors. Mr. Valentini joined the firm in July 2006. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York. Mr. Valentini has an MBA from Columbia Business School, with honors, an MA in Economics from

4	Causeway Global Value Fund

Georgetown University and a BS, magna cum laude, from Georgetown University. Mr. Valentini was inducted into the Beta Gamma Sigma honors society, is a Phi Beta Kappa member, and is a CFA charterholder.

We thank you for your continued confidence in Causeway Global Value Fund, and look forward to serving you in the future.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

As of 3/31/13, average annual total returns for the Institutional Class were 5.70% (one year) and 1.60% (since inception). Inception was 4/29/08. As of 3/31/13, average annual total returns for the Investor Class were 5.40% (one year) and 5.60% (since inception). Inception was 1/31/11.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be lower than the performance quoted. Returns greater than one year are average annual total returns. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. All information is as of the date shown. Investment performance reflects contractual fee waivers and reimbursements in effect. In the absence of such fee waivers and reimbursements, total return would be reduced. Contractual fee waivers and reimbursements are in effect until 1/31/14. The expense ratios, as disclosed in the Fund’s prospectus dated January 28, 2013, for Institutional Class shares are 1.92% and 1.06% after fee waivers and reimbursements. The expense ratios, as disclosed in the Fund’s prospectus dated January 28, 2013, for Investor Class shares are 2.34% and 1.31% after fee waivers and reimbursements.

The Fund offers two classes of shares. Investor Class shares charge a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares charge no shareholder service fee. For more information, please see the prospectus.

Causeway Global Value Fund	5

There is no guarantee that the Causeway Funds will meet their stated objectives. The Funds are available to U.S. investors only. There is a 2% redemption fee on shares held less than 60 days to protect shareholders from short-term investors. If your account incurred a redemption fee, your performance will be lower than the performance quoted. If you invest through a financial intermediary, it may apply the Fund’s redemption fee or other frequent trading restrictions.

Index returns are for illustration only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including loss of principal. In addition to general risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may obtained by calling 1-866-947-7000, or viewed and downloaded at www.causewayfunds.com. Read it carefully before investing.

The MSCI World Index is a free float-adjusted market capitalization index, designed to measure developed market equity performance, consisting of 24 developed country indexes, including the U.S.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2013 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

COMMON STOCK
Canada — 3.2%
Fairfax Financial Holdings Ltd.	2,100	$820
Imperial Oil Ltd.	11,200	458

		1,278

France — 4.9%
BNP Paribas	2,696	139
Sanofi-Aventis SA	8,079	821
Total SA	21,307	1,020

		1,980

Germany — 4.4%
Daimler AG	13,258	721
Siemens AG	9,968	1,074

		1,795

Hong Kong — 5.0%
China Merchants Holdings International Co. Ltd.	232,000	761
CNOOC Ltd.	356,000	684
Yue Yuen Industrial Holdings Ltd.	173,500	565

		2,010

Japan — 7.7%
JGC Corp.	18,000	460
KDDI Corp.	18,600	776
Shin-Etsu Chemical Co. Ltd.	11,800	778
Toyota Motor Corp.	21,300	1,092

		3,106

Netherlands — 6.4%
Akzo Nobel NV	18,171	1,153
PostNL NV	93,489	187
Reed Elsevier NV	71,366	1,223

		2,563

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2013 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

Singapore — 2.6%
SembCorp Industries Ltd.	109,000	$456
SembCorp Marine Ltd.	165,000	589

		1,045

Spain — 1.2%
Tecnicas Reunidas SA	10,565	495

Switzerland — 2.5%
Novartis AG	13,970	993

United Kingdom — 18.0%
Aviva PLC	103,792	467
Balfour Beatty PLC	101,462	362
Barclays PLC	116,561	516
BG Group PLC	39,632	680
British American Tobacco PLC	10,802	579
HSBC Holdings PLC	52,400	553
Michael Page International PLC	109,539	702
Petrofac Ltd.	26,573	579
Royal Dutch Shell PLC, Class A	25,420	822
TESCO PLC	200,585	1,163
Vodafone Group PLC	301,552	855

		7,278

United States — 40.4%
Agilent Technologies Inc.	18,692	784
Air Products & Chemicals Inc.	12,500	1,089
Altria Group Inc.	21,800	750
Anadarko Petroleum Corp.	10,700	936
Apollo Group Inc., Class A1	33,186	577
Babcock & Wilcox Co.	14,199	403
Boeing Co.	12,200	1,047
Citigroup Inc.	18,200	805
CR Bard Inc.	4,300	434
Johnson & Johnson	9,950	811

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2013 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

United States — (continued)
Microsoft Corp.	45,452	$1,301
Molina Healthcare Inc.[1]	11,000	340
NASDAQ OMX Group Inc.	18,500	598
Oracle Corp.	28,300	915
St. Jude Medical Inc.	14,100	570
State Street Corp.	9,700	573
Total System Services Inc.	29,000	719
UnitedHealth Group Inc.	23,618	1,351
Walt Disney Co.	9,100	517
Wells Fargo & Co.	21,500	795
Western Union Co.	65,565	986

		16,301

Total Common Stock
(Cost $36,808) — 96.3%		38,844

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.050%**	1,132,367	1,132

Total Short-Term Investment
(Cost $1,132) — 2.8%		1,132

Total Investments — 99.1%
(Cost $37,940)		39,976

Other Assets in Excess of Liabilities — 0.9%		355

Net Assets — 100.0%		$40,331

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2013.
1	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	9

SECTOR DIVERSIFICATION

As of March 31, 2013, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	% of Net Assets

Health Care	15.1%

Industrials	15.0

Energy	14.1

Financials	13.1

Consumer Discretionary	11.6

Information Technology	9.7

Materials	7.5

Consumer Staples	6.2

Telecommunication Services	4.0

Total	96.3

Short-Term Investment	2.8

Other Assets in Excess of Liabilities	0.9

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND

3/31/13
ASSETS:
Investments at Value (Cost $37,940)	$39,976
Cash	8
Receivable for Investment Securities Sold	383
Receivable for Dividends	96
Receivable for Fund Shares Sold	23
Prepaid Expenses	22
Receivable for Tax Reclaims	17
Foreign Currency (Cost $8)	8

Total Assets	40,533

LIABILITIES:
Payable for Investment Securities Purchased	138
Payable Due to Adviser	17
Payable due to Administrator	2
Payable for Trustees’ Fees	2
Other Accrued Expenses	43

Total Liabilities	202

Net Assets	$40,331

NET ASSETS:
Paid-in-Capital (unlimited authorization — no par value)	$38,177
Undistributed Net Investment Income	216
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(99)
Net Unrealized Appreciation on Investments	2,036
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1

Net Assets	$40,331

Net Asset Value Per Share (based on net assets of $38,868,806 ÷ 3,868,211 shares) — Institutional Class	$10.05

Net Asset Value Per Share (based on net assets of $1,461,802 ÷ 145,923 shares) — Investor Class	$10.02

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	11

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND

10/01/12 to 3/31/13
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $21)	$405

Total Investment Income	405

EXPENSES:
Investment Advisory Fees	135
Transfer Agent Fees	26
Professional Fees	23
Registration Fees	15
Administration Fees	10
Custodian Fees	10
Printing Fees	9
Pricing Fees	3
Trustees’ Fees	2
Shareholder Service Fees — Investor Class	1
Other Fees	2

Total Expenses	236

LESS:
Waiver of Investment Advisory Fees	(58)

Total Waiver	(58)

Net Expenses	178

Net Investment Income	227

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain from Security Transactions	699
Net Realized Loss from Foreign Currency Transactions	(72)
Net Change in Unrealized Appreciation on Investments	1,587
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	30

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	2,244

Net Increase in Net Assets Resulting from Operations	$2,471

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value Fund

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL VALUE FUND

	10/1/12 to 3/31/13 (Unaudited)	10/1/11 to 9/30/12 (Audited)
OPERATIONS:
Net Investment Income	$227	$275
Net Realized Gain from Security Transactions	699	332
Net Realized Gain (Loss) from Foreign Currency Transactions	(72)	53
Net Change in Unrealized Appreciation on Investments	1,587	1,182
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	30	(32)

Net Increase in Net Assets Resulting From Operations	2,471	1,810

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(323)	(107)
Investor Class	(10)	(2)

Total Dividends from Net Investment Income	(333)	(109)

Distributions from Net Capital Gains:
Institutional Class	(158)	—
Investor Class	(6)	—

Total Distributions from Net Capital Gains	(164)	—

Total Dividends and Distributions to Shareholders	(497)	—

Net Increase in Net Assets Derived from Capital Share Transactions(1)	9,240	22,411
Redemption Fees(2)	—	—

Total Increase in Net Assets	11,214	24,112

NET ASSETS:
Beginning of Period	29,117	5,005

End of Period	$40,331	$29,117

Undistributed Net Investment Income	$216	$322

Amounts designated as “—” are $0.

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	13

FINANCIAL HIGHLIGHTS

For six months ended March 31, 2013 (Unaudited) and the periods ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL VALUE FUND†
Institutional
2013(3)	9.49	0.07	0.64	0.71	(0.10)	(0.05)	(0.15)	—
2012	7.67	0.14	1.78	1.92	(0.10)	—	(0.10)	—
2011	8.03	0.21	(0.49)	(0.28)	(0.08)	—	(0.08)	—
2010	7.11	0.08	0.92	1.00	(0.08)	—	(0.08)	—
2009	7.53	0.09	(0.38)	(0.29)	(0.13)	—	(0.13)	—
2008(1)(3)	10.00	0.09	(2.56)	(2.47)	—	—	—	—
Investor
2013(3)	9.46	0.05	0.65	0.70	(0.09)	(0.05)	(0.14)	—
2012	7.65	0.11	1.78	1.89	(0.08)	—	(0.08)	—
2011(2)(3)	9.12	0.19	(1.66)	(1.47)	—	—	—	—

(1)	Commenced operations on April 29, 2008.
(2)	Commenced operations on January 31, 2011.
(3)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($) (000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

10.05	7.49	38,869	1.05	1.39	1.36	31
9.49	25.16	28,180	1.09	1.95	1.56	52
7.67	(3.56)	4,872	1.10	3.41	2.30	76
8.03	14.17	4,515	1.10	4.75	1.15	88
7.11	(3.07)	3,767	1.10	4.94	1.59	92
7.53	(24.70)	4,313	1.10	3.83	2.27	32

10.02	7.41	1,462	1.30	1.64	1.13	31
9.46	24.91	937	1.34	2.37	1.25	52
7.65	(16.12)	133	1.34	3.81	3.20	76

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Global Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The inception of performance for Institutional Class shares was April 29, 2008, and for Investor Class shares was January 31, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock

Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

16	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value.

Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of March 31, 2013, all of the Fund’s investments in securities were considered Level 1.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the six-months ended March 31, 2013, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors includ-

Causeway Global Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

ing, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six-months ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate

18	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six-months ended March 31, 2013, the Fund retained $224 in redemption fees.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% (0.85% prior to August 1, 2012) of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2014 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% (1.10% prior to August 1, 2012) of Institutional Class and Investor Class average daily net assets. For the six-months ended March 31, 2013, the Adviser waived fees of $57,783.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $20,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six-months ended March 31, 2013, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2013, approximately $2.703 million of net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2013, for the Fund were as follows:

Purchases (000)	Sales (000)
$18,784	$10,034

Causeway Global Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2012, and September 30, 2011 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2012	$109	$—	$109
2011	45	—	45

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$296
Undistributed Long-Term Capital Gains	109
Capital Loss Carryforwards	(662)
Unrealized Appreciation	408
Other Temporary Differences	29

Total Distributable Earnings	$180

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2012 (000):

Expiring in Fiscal Year	Amount
2018	$662

20	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

For the year ended September 30, 2012, the Fund used $218,608 of capital loss carryforwards.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused.

Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At March 31, 2013, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$37,940	$3,506	$(1,470)	$2,036

7.	Capital Shares Issued and Redeemed (000)

	Six-Month Period Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	977	$9,554	2,536	$23,479
Shares Issued in Reinvestment of Dividends and Distributions	43	419	12	103
Shares Redeemed	(123)	(1,188)	(212)	(1,935)

Increase in Shares Outstanding Derived from Institutional Class Transactions	897	8,785	2,336	21,647

Investor Class
Shares Sold	55	$540	98	$905
Shares Issued in Reinvestment of Dividends and Distributions	2	16	—	2
Shares Redeemed	(10)	(101)	(16)	(143)

Increase in Shares Outstanding Derived from Investor Class Transactions	47	455	82	764

Increase in Shares Outstanding from Capital Share Transactions	944	$9,240	2,418	$22,411

8.	Significant Shareholder Concentration

As of March 31, 2013, three of the Fund’s shareholders owned 69% of net assets in the Institutional Class and three of the Fund’s shareholders owned 90% of net assets in the Investor Class.

9.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities.” The amendments to this standard require an

Causeway Global Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and does not believe the adoption will have a material impact on the financial statements.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

22	Causeway Global Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Global Value Fund	23

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Annualized Expenses Ratios	Expense Paid During Period*
Causeway Global Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,074.90	1.05%	$5.43

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.70	1.05%	$5.28

Actual Portfolio Return
Investor Class	$1,000.00	$1,074.10	1.30%	$6.72

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.45	1.30%	$6.54

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

24	Causeway Global Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2013

By	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: June 7, 2013